UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 26, 2006

WAKO LOGISTICS GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-113564	20-0262555
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Howard Avenue
Suite 232
Des Plaines, Illinois 60018
(Address of Principal Executive Offices/Zip Code)

(847) 294-1600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange ct (17 CFR 240.14d-2(B))

☐  Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 26, 2006, Wako Logistics Group, Inc. (the “Company”) filed a Certificate of Amendment (the “Amendment”) to its Certificate of Designation of Preferences, Rights and Limitations of Series A Convertible Preferred Stock (the “Certificate of Designation”).

The Company issued all of the Series A Convertible Preferred Shares (the “Series A”) to Christopher Wood, its controlling shareholder in September 2005. The Series A were issued in exchange for the cancellation of $1.5 million aggregate principal amount of indebtedness owed to Mr. Wood by the Company representing prior loans made to the Company by Mr. Wood in the form of a $1.0 million Convertible Promissory Note (the “Note”) and other debt of $500,000 (the “Other Debt”).

The Series A was intended to provide Mr. Wood with the same rights with respect to conversion and upon liquidation or redemption that he had previously under the Note and Other Debt. The Amendment was filed to correct certain provisions of the Certificate of Designation so that such rights more closely matched the corresponding rights under the Note and Other Debt. Accordingly, the Amendment corrects the Certificate of Designation to limit the amount of shares of common stock issuable upon conversion to 2,000,000 shares, to reflect the maximum amount receivable on a liquidation or redemption and to change the stated value of the Series A used in a conversion to equal the stated value for the calculation of dividends.

The foregoing description of the Amendment is qualified in its entirety by the full text of the Amendment attached as Exhibit 99.1 to this Current Report on Form 8-K.

This Current Report on Form 8-K may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements with respect to the Company’s plans, objectives, expectations and intentions and other statements identified by words such as may, could, would, should, believes, expects, anticipates, estimates, intends, plans or similar expressions. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond the Company’s control).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Certificate of Amendment to Certificate of Designation of Preferences, Rights and Limitations of Series A Convertible Preferred Stock.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WAKO LOGISTICS GROUP, INC.

Date: October 31, 2006	By:	/s/ Christopher Wood
Christopher Wood
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Certificate of Amendment to Certificate of Designation of Preferences, Rights and Limitations of Series A Convertible Preferred Stock.